EX-99.16.16

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the organization of the First Eagle High Yield Fund and the public offering of shares related thereto, including for the avoidance of doubt any such documents as may relate to the reorganization of such fund with the Old Mutual High Yield Fund.

/S/ James E. Jordan

Name: James E. Jordan

Title: Trustee

Date: November 27, 2011

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the organization of the First Eagle High Yield Fund and the public offering of shares related thereto, including for the avoidance of doubt any such documents as may relate to the reorganization of such fund with the Old Mutual High Yield Fund.

/S/ Lisa Anderson

Name: Lisa Anderson

Title: Trustee

Date: 25 Nov 2011

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the organization of the First Eagle High Yield Fund and the public offering of shares related thereto, including for the avoidance of doubt any such documents as may relate to the reorganization of such fund with the Old Mutual High Yield Fund.

/S/ Paul Lawler

Name: Paul Lawler

Title: Trustee

Date: November 25, 2011

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the organization of the First Eagle High Yield Fund and the public offering of shares related thereto, including for the avoidance of doubt any such documents as may relate to the reorganization of such fund with the Old Mutual High Yield Fund.

/S/ John Arnhold

Name: John Arnhold

Title: Trustee

Date: 11/23/11

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the organization of the First Eagle High Yield Fund and the public offering of shares related thereto, including for the avoidance of doubt any such documents as may relate to the reorganization of such fund with the Old Mutual High Yield Fund.

/S/ Jean-Marie Eveillard

Name: Jean-Marie Eveillard

Title: Trustee

Date: Nov. 23, 2011

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the organization of the First Eagle High Yield Fund and the public offering of shares related thereto, including for the avoidance of doubt any such documents as may relate to the reorganization of such fund with the Old Mutual High Yield Fund.

/S/ Jean D. Hamilton

Name: Jean D. Hamilton

Title: Trustee

Date: 11-22-11

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the organization of the First Eagle High Yield Fund and the public offering of shares related thereto, including for the avoidance of doubt any such documents as may relate to the reorganization of such fund with the Old Mutual High Yield Fund.

/S/ Candace K. Beinecke

Name: Candace K. Beinecke

Title: Trustee

Date: Nov. 22, 2011